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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2005

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New Jersey                                      13-3152196
-----------------------------                        -------------------
(State or other jurisdiction                           (I.R.S. Employer
      of incorporation)                             Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
             (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
           OR STANDARD; TRANSFER OF LISTING.

On May 13, 2005, Concord Camera Corp. ("Concord" or the "Company") received a notice from the Nasdaq Listing Qualifications staff (the "staff") indicating that because The Nasdaq Stock Market ("Nasdaq") had not received Concord's Form 10-Q for the third quarter of Fiscal 2005 which ended April 2, 2005 ("Third Quarter 10-Q") and because the Company did not expect to file the Third Quarter 10-Q on or before May 17, 2005 as permitted by Rule 12b-25, the Company's securities are subject to delisting from the Nasdaq Stock Market at the opening of business on May 24, 2005 unless Concord requests a hearing in accordance with Nasdaq's Marketplace Rule 4800 Series. In addition, as a result of Concord's filing delinquency, a fifth character, "E", will be appended to its trading symbol; accordingly, Concord's trading symbol will be changed from LENS to LENSE at the opening of business on May 17, 2005.

As previously disclosed, the planning and implementation of the Company's Enterprise Resource Planning System ("ERP System") resulted in a material weakness in the Company's internal controls over financial reporting and inefficiencies and delays in providing information necessary to complete the Company's Quarterly Reports on Form 10-Q for the First Quarter and the Second Quarter of Fiscal 2005. The Company believes it has made progress in operating the new ERP System, but continues to experience material weaknesses with regard to the ERP System and the financial statement closing process generally, which problems were exacerbated by the migration of the operations of the Jenimage Europe GmbH business, which was acquired by the Company during the Fourth Quarter of Fiscal 2004, onto the ERP system during Third Quarter Fiscal 2005. The Company plans to file its Third Quarter 10-Q as soon as practicable, but does not currently expect that it will be filed on or before May 17, 2005, as prescribed in Rule 12b-25(b).

The Company plans to appeal the staff's determination and request a hearing by a Nasdaq Listing Qualifications Panel pursuant to the procedures set forth in the Nasdaq Marketplace Rules 4800 Series. The Company's securities will remain listed pending the result of such appeal.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) A copy of Concord's press release dated May 16, 2005 is attached hereto as Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONCORD CAMERA CORP.


Date: May 16, 2005                      By: /s/ Alan Schutzman
                                            -----------------------------------
                                            Alan Schutzman,
                                            Senior Vice President, General
                                            Counsel and Secretary


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